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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 6, 1998 included in Cell Pathways Holdings, Inc.'s previously filed Form S-4 Registration Statement File No. 333-59557 and to all references to our firm included in this Form S-8 registration statement.

/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Denver, Colorado
November 3, 1998